SIXTH AMENDMENT TO
SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

THIS SIXTH AMENDMENT TO SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE (“Amendment”) is executed and delivered as of this 31st day of March, 2011 and is entered into by OHI ASSET III (PA) TRUST, a Maryland business trust (“Lessor”), the successor by merger to OHI Asset II (OH), LLC, a Delaware limited liability company, and Ohio Lessor – Waterford & Crestwood, Inc., a Maryland corporation, the address of which is 200 International Circle, Suite 3500, Hunt Valley, MD 21030, OMG MSTR LSCO, LLC, an Ohio limited liability company (“Lessee One”), the successor by merger to CSC MSTR LSCO, LLC, and OMG LS LEASING CO., LLC, an Ohio limited liability company (“Lessee Two”, and collectively with Lessee One, “Lessee”), the address of which is 4700 Ashwood Drive, Suite 200, Cincinnati, OH 45241.

RECITALS

The circumstances underlying the execution and delivery of this Amendment are as follows:

A. Lessee and Lessor have executed and delivered to each other a Second Consolidated Amended and Restated Master Lease dated as of April 18, 2008, as amended by a First Amendment to Second Consolidated Amended and Restated Master Lease dated as of July 31, 2009, a Second Amendment to Second Consolidated Amended and Restated Master Lease dated as of November 3, 2009, a Third Amendment to Second Consolidated Amended and Restated Master Lease dated as of April 1, 2010, a Fourth Amendment to Second Consolidated Amended and Restated Master Lease dated as of October 1, 2010 (the “Fourth Amendment”), and a Fifth Amendment to Second Consolidated Amended and Restated Master Lease dated as of December 31, 2010 (the “Existing Master Lease”) pursuant to which Lessee leases from Lessor certain healthcare facilities located in Ohio and Pennsylvania.

B. Lessor and Lessee desire to amend the Existing Master Lease to provide for the extension of additional loans from Lessor to Lessee for the purposes of acquiring fixtures, equipment and other personal property for certain of the Facilities.

The parties agree as follows:

1. Definitions.

(a)           Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Existing Master Lease.

(b)           In addition to the other definitions contained herein, when used in this Amendment the following term shall have the following meaning:

Capex Notes: means (i) the Amended and Restated Secured Capital Improvements Promissory Note dated as of the date of this Amendment from Lessee in favor of Lessor in the aggregate principal amount of Two Million Dollars ($2,000,000), and (ii) the Secured Capital Improvements Promissory Note dated as of the date of this Amendment from Lessee in favor of Lessor in the aggregate principal amount of One Million Seven Hundred Thousand Dollars ($1,700,000).

(c)           From and after the date of this Amendment, each reference in the Transaction Documents to the Existing Master Lease, means the Existing Master Lease as modified by this Amendment.

2. Capex Loans.  Lessor hereby agrees to make the loan evidenced by the Capex Notes for the purposes, and pursuant to the terms, set forth in the Capex Notes.    In consideration of Lessor agreeing to make each such loan, effective as of the “Due Date” as defined in the applicable Capex Note, Lessee and each the Sublessees hereby transfers, assigns, and conveys to Lessor all right, title and interest in and to all fixtures, equipment and other property acquired with the proceeds of the loans evidenced by such Capex Note.  The Capex Notes shall constitute a Transaction Document.

3. Costs and Expenses.  Lessee shall pay Lessor’s reasonable costs and expenses, including reasonable attorneys fees, incurred in connection with this Amendment.

4. Execution and Counterparts.  This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.

5. Headings.  Section headings used in this Amendment are for reference only and shall not affect the construction of the Amendment.

6. Enforceability of Transaction Documents.  Except as expressly and specifically set forth herein, the Transaction Documents remain unmodified and in full force and effect.  In the event of any discrepancy between any other Transaction Document and this Amendment, the terms and conditions of this Amendment will control and such other Transaction Document is deemed amended to conform hereto.

SIGNATURE PAGES FOLLOW

Signature Page to
SIXTH AMENDMENT TO SECOND
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

LESSOR:

OHI ASSET III (PA) TRUST

By:	OHI Asset (PA), LLC, a Delaware limited liability company, its sole trustee

By:           Omega Healthcare Investors, a Maryland
corporation, its sole member

By:          /s/ Daniel J. Booth
Name:           Daniel J. Booth
Title:            Chief Operating Officer

THE STATE OF                          MARYLAND     )
)
COUNTY OF                                BALTIMORE    )

This instrument was acknowledged before me on the 30th day of March , 2011, by Daniel J. Booth, the Chief Operating Officer of Omega Healthcare Investors, Inc., a Maryland corporation, the sole member of OHI Asset (PA), LLC, a Delaware limited liability company, the sole trustee of OHI Asset III (PA) Trust, a Maryland business trust, on behalf of said business trust.

Notary Public
Judith A. Jacobs
State of Maryland
County of Baltimore
My Commission Expires May 12, 2012

                                                                  Signature Page  of 2

Signature Page to
SIXTH AMENDMENT TO SECOND
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

LESSEE:

OMG MSTR LSCO, LLC

By:           HEALTH CARE HOLDINGS, LLC,
its Sole Member

By:          /s/ Charles R. Stoltz
Name:           Charles R. Stoltz
Title:             Treasurer

OMG LS LEASING CO., LLC

By:           OMG RE HOLDINGS, LLC,
its Sole Member

By:           /s/ Charles R. Stoltz
Name:           Charles R. Stoltz
Title:             Treasurer

THE STATE OF OHIO                                            )
)
COUNTY OF HAMILTON                                     )

This instrument was acknowledged before me on the 25th day of March, 2011, by Charles R. Stoltz, the Treasurer of HEALTH CARE HOLDINGS, LLC, an Ohio limited liability company, the sole member of OMG MSTR LSCO, LLC, an Ohio limited liability company, and of OMG RE HOLDINGS, LLC, an Ohio limited liability company, the sole member of OMG LS LEASING CO., LLC, an Ohio limited liability company, on behalf of said companies.

Notary Public
Kathleen M. Portman
State of Ohio
My Commission Expires 03-28-2012

                                                                   Signature Page  of 2

Joinder to
FOURTH AMENDMENT TO SECOND
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

The undersigned hereby join in Section 2 of this Amendment.

SUBLESSEES:

BELMORE LEASING CO., LLC
WYANT LEASING CO., LLC
BRECKSVILLE LEASING CO., LLC
JARVIS LEASING CO., LLC
KOLBE LEASING CO., LLC
PEARL LEASING CO., LLC
PEARL II LEASING CO., LLC
PEARL III LEASING CO., LLC
MERIT LEASING CO., LLC
FALLING LEASING CO., LLC
FRONT LEASING CO., LLC
MIDLAND LEASING CO., LLC
GARDEN LEASING CO., LLC
SKYLINE (PA) LEASING CO., LLC
OLD LEASING CO., LLC
EMERY LEASING CO., LLC
AVIS LEASING CO., LLC
HERITAGE (OHIO) LEASING CO., LLC
GARDEN II LEASING CO., LLC
WATER LEASING CO., LLC
SOUTH II LEASING CO., LLC
SOUTH I LEASING CO., LLC
SOUTH III LEASING CO., LLC
FAIRCHILD (MD) LEASING CO., LLC
ROCKY RIVER LEASING CO., LLC
CLIME LEASING CO., LLC
ROYCE LEASING CO., LLC
EAST WATER LEASING CO., LLC

By:           /s/ Charles R. Stoltz
Name:           Charles R. Stoltz
Title:             CFO and Treasurer

                                                                  Joinder Page  of 2

Joinder to
FOURTH AMENDMENT TO SECOND
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

STATE OF OHIO	)
) SS
COUNTY OF HAMILTON	)

The foregoing instrument was acknowledged before me this 25th day of March, 2011, by Charles R. Stoltz, who is the CFO and Treasurer of each of the above listed companies, on behalf of such companies.

Kathleen M. Portman, Notary Public State of Ohio County, Hamilton My Commission Expires: 3/28/2012

                                                                Joinder Page  of 2